Exhibit 99.3

Filing Person: OurPet’s Company

Subject Company: OurPet’s Company

Commission File No.: 000-31279

FOR IMMEDIATE RELEASE

OurPet’s Company Signs Merger Agreement with

Hyper Pet LLC

FAIRPORT HARBOR, Ohio – December 19, 2018 — OurPet’s Company (OTCQX: OPCO) (“OurPet’s” or the “Company”), a leading proprietary pet supply company, today announced the signing on December 18, 2018 of a definitive merger agreement (the “Merger Agreement”) with wholly-owned subsidiaries of Hyper Pet LLC (“Hyper Pet”), a leading pet hardgoods and treats company for over 30 years which is located in Wichita, KS.

Under the terms of the Merger Agreement, subject to the satisfaction of the terms and conditions set forth therein, Hyper Pet has agreed to acquire all of the shares of OurPet’s common stock (the “Common Stock”) outstanding immediately prior to the effective time of the merger for $1.00 per share. The purchase price represents a premium of approximately 53.8% over the closing per share price of the Common Stock as of December 18, 2018.

Dr. Steven Tsengas, the President and Chief Executive Officer of OurPet’s, commented, "This merger validates the Company’s deep intellectual property portfolio, established brand equity, and diverse customer base. In partnering with Hyper Pet, we maintain our dedication to developing and marketing high quality, innovative products for improving the health, safety, comfort and enjoyment of pets."

Tim Blurton, CEO of Hyper Pet, added, "We are very excited about the potential of bringing together these two great companies. Both have a history and reputation for bringing a broad range of innovative products to market to help families enjoy their pets. Adding the strength of OurPet’s in the cat category to the historic strength of Hyper Pet in the dog category will now enable us to provide a comprehensive range of products to all pet owners."

Transaction, Structure and Advisors

Subject to the satisfaction of the terms and conditions set forth in the Merger Agreement, upon the closing of the transaction, holders of the Common Stock will receive $1.00 in cash for each share of Common Stock held immediately prior to the effective time of the merger.

The transaction is structured as a merger of the Company with a newly-formed subsidiary of Hyper Pet, as a result of which the Company will become a wholly-owned subsidiary of Hyper Pet.

Entry into the Merger Agreement followed the unanimous approval by the Company's Board of Directors. A “no shop” clause in the definitive Merger Agreement restricts the Company’s ability to solicit acquisition proposals from third parties and its ability to provide non-public information to, and engage in discussions or negotiations with, third parties regarding acquisition proposals.

A proxy statement will be filed with the Securities and Exchange Commission (“SEC”), which will describe the proposed merger. Completion of the transaction is subject to, among other things, effectiveness of the proxy statement, , conversion of all of the Company’s outstanding preferred stock into shares of Common Stock as well as the approval of the stockholders of the Company and satisfaction of customary closing conditions. The Company and Hyper Pet currently expect to complete the transaction in the first quarter of 2019, although there can be no assurance that the transaction will close at such time, if at all.

Falls River Group, LLC is serving as exclusive financial advisor to the Company. Boenning & Scattergood provided a fairness opinion to the Company's Board of Directors. Kohrman Jackson & Krantz LLP is serving as legal counsel to the Company in connection with the transaction.

DLA Piper LLP (US) is serving as legal counsel for Hyper Pet in connection with the transaction.

About OurPet’s Company

OurPet’s Company designs, produces and markets a broad line of innovative, high-quality accessory and consumable pet products in the U.S. and overseas. For more information about the company and its products, visit www.petzonebrand.com and www.ourpets.com.

About Hyper Pet LLC

Since 1983, Hyper Pet LLC has taken the pet industry by storm and has quickly become an industry-leading innovative, interactive and award-winning toy, treat, and leash and collar lifestyle pet company. Through a range of strong brands, Hyper Pet’s passion to promote the ultimate bonding experience and fun for both the owner and their pet delivers products for the whole family to enjoy with their pets while continuously developing the pet industry year after year. For more information, visit www.hyper-pet.com.

Cautionary Statement Concerning Forward-Looking Statements

Certain of the matters set forth in this press release constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of the Company and can be identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding: the anticipated benefits of the merger, including the statements made by Dr. Steven Tsengas and Mr. Tim Blurton; our ability to close the proposed merger; the impact of the proposed merger; the strategic rationale and transaction benefits; business conditions; growth in the industry; general economic conditions; addition or loss of significant customers; the loss of key personnel; product development; competition; risks of doing business abroad; foreign government regulations; fluctuations in foreign currency rates; rising costs for raw materials and sources of supply that may be limited or unavailable from time to time; the timing of orders booked; and the other risks that are described from time to time in OurPet’s filings with the SEC.

These statements are based on the current expectations of our management. It is important to note that our actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on our business, financial condition, liquidity, results of operations, and prospects. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties, and other factors that may materially affect our future results, performance, achievements, or transactions. Information on factors that could impact actual results and cause them to differ from what is anticipated in the forward-looking statements contained herein is included in our filings with the Securities and Exchange Commission, or the SEC from time to time, including, but not limited to those described in Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on April 2, 2018. Moreover, because we operate in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which speak only as of the date of this presentation, unless noted otherwise. Except as required by federal securities laws and the rules and regulations of the SEC, we do not undertake to revise or update any forward-looking statements.

Additional Information and Where to Find It

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws. The Company intends to file and mail the Proxy Statement and other relevant documents to its security holders in connection with the proposed merger.

WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.

Investors will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge by accessing the Company’s website (http://www.ourpets.com). Investors may also read and copy any reports, statements and other information filed by the Company with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation

Information regarding OurPet’s directors and executive officers is available in its proxy statement filed with the SEC by OurPet’s on April 20, 2018 in connection with its 2018 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials filed with the SEC when they become available.

For further information, contact:

Contacts

OurPet’s Company

Dr. Steven Tsengas, CEO

(440) 354-6500, x111

Mr. Scott Mendes, CFO

(440) 354-6500, X109

Hyper Pet LLC

Tim Blurton, CEO

(800) 456-5778